QUARTERLY REPORT
                               DECEMBER 31, 2001

                                      FMI
                                   Focus Fund

                                   A NO-LOAD
                                  MUTUAL FUND

FMI Focus Fund

                                                                  March 11, 2002

  December 16, 2001 marks the fifth anniversary of the FMI Focus Fund, and it has been an outstanding five-year period for all of us as shareholders, with the Fund experiencing a 35.3% compounded rate of return since inception. While 2001 was a difficult year for most investors, the Fund was able to post a positive return of 2.5%, while most mutual funds posted negative rates of return, as did all of the major indices. In fact, for most investors, the years 2000-2001 were very difficult, particularly if you were in the wrong sectors. One of the things we are most proud of is that in those two years, with the Dow down 9.8%, the S&P 500 down 19.1% and the Nasdaq down 52.1%, your Fund posted a combined two-year return of +26.5%. Our ability to avoid the landmines in the market of the last two years, in our opinion, is what has allowed us to post the very strong five-year numbers we have experienced.

  We are very pleased to report to you that the Wall Street Journal ranks your Fund the best-performing Fund in the five-year category for the five years ended December 31, 2001.

  Rick and Glenn, in the portfolio managers' letter, will discuss some of the stocks that have allowed us to deliver these kinds of numbers, and also, their outlook for the future. We are extremely pleased to have all of you as fellow shareholders. Your entire management team at our organizations have a substantial portion of our net worth invested as shareholders along with you, and we look forward to investing with you for many years to come.

  For further information and previous shareholder reports, please visit our website at www.fiduciarymgt.com. Thanks for your support, and for investing with us.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, C.F.A.
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96) TO 12/31/01 AS COMPARED TO THE STANDARD & POOR'S 500 AND THE RUSSELL 2000

     Date         FMI Focus Fund     Standard & Poor's 500      Russell 2000
     ----         --------------     ---------------------      ------------
   12/16/96          $10,000                $10,000               $10,000
   12/31/96          $10,245                $10,280               $10,350
    3/31/97          $10,736                $10,549                $9,815
    6/30/97          $12,709                $12,390               $11,406
    9/30/97          $16,796                $13,333               $13,103
   12/31/97          $17,391                $13,712               $12,664
    3/31/98          $19,876                $15,626               $13,938
    6/30/98          $19,687                $16,145               $13,289
    9/30/98          $17,838                $14,553               $10,611
   12/31/98          $23,561                $17,654               $12,342
    3/31/99          $22,826                $18,533               $11,673
    6/30/99          $27,450                $19,840               $13,488
    9/30/99          $26,372                $18,599               $12,634
   12/31/99          $36,309                $21,367               $14,965
    3/31/00          $46,693                $21,858               $16,025
    6/30/00          $47,926                $21,277               $15,419
    9/30/00          $50,634                $21,071               $15,590
   12/31/00          $44,803                $19,424               $14,513
    3/31/01          $40,107                $17,121               $13,568
    6/30/01          $45,270                $18,123               $15,507
    9/30/01          $35,815                $15,463               $12,283
   12/31/01          $45,939                $17,116               $14,874

RESULTS FROM FUND INCEPTION (12/16/96) THROUGH 12/31/01

                                                                    Annualized
                                                             Total Return*<F1>
                                        Total Return*<F1>     Through 12/31/01
                    Total Return*<F1>        For the Year            From Fund
                        Last 3 Months      Ended 12/31/01   Inception 12/16/96
                    -----------------   -----------------   ------------------
FMI Focus Fund                  28.3%                2.5%                35.3%
Standard & Poor's 500           10.7%              -11.9%                11.3%
Russell 2000                    21.1%                2.5%                 8.2%

*<F1> Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.

                                                                  March 11, 2002

Dear Fellow Shareholders:

  Our families, friends, Fiduciary Management and Shareholders that understand our investment process have been the cornerstone of our success. They all have one thing in common, courage. They have made the decision to shrug off short-term prospects for the economy and shocks to the stock market in order to benefit from the long-term opportunities that arise out of recessions and bear markets. This strategy paid off during the fourth quarter as we were able to buy good business franchises at bargain prices. This year's recipients of the FMI Focus Fund's 5-Star Award are Airgas, Inc., Willbros Group, Inc. and SUPERVALU INC., all examples of good business franchises that we bought in 2000 and early 2001 that we believed were undervalued. Before elaborating on this year's winners, let's take a step back to review last year's March 26th shareholder letter. At that time, our mission was to march forward through the field of mutual funds and emerge a best in class product as measured by our five and, as we look forward, ten year performance. We are pleased to tell you that we are half way there. The Wall Street Journal recently voted our product as the best-performing mutual fund for the latest five-year period with a 35.0% annualized return since December 31, 1996. This accomplishment would not have been possible had it not been for a strong fourth quarter. The FMI Focus Fund started its fiscal year strong with a 28.3% for the December quarter that moved the Fund into the black by 2.5% for the calendar year.

THE 2001 5-STAR AWARDS

  Airgas, Inc. had been on our radar screen for almost three years before we purchased stock at the beginning of 2001. The attraction to the business is its leading franchise in the packaged gas industry. The reason we did not buy the stock earlier was that the Company embarked on an aggressive acquisition strategy of buying welding hardgoods and safety distributors in order to cross sell and expand their piece of an $8 billion pie. The Company had a good vision, but experienced difficulty integrating a few acquisitions and did not execute well on its business plan. Peter McCausland, Chairman and Chief Executive Officer, brought some outstanding talent into the Company over the past three years to take the organization to the next level. It is worth noting that Mr. McCausland also owns 14% of the Company. Roger Millay was hired as CFO in November 1999 after a 12-year stint with GE Capital. In November 2000, Glenn Fischer was hired as President and Chief Operating Officer after 19 years at BOC Gases. Non-core businesses were shed, debt was reduced and the Company set a goal of reaching $2 billion in sales with at least a 10% operating margin by fiscal 2005. We visited and called several locations in order to gain a greater understanding of the business and insure that there was plenty of room for productivity improvements across the organization. We started buying the stock under $8 which was under 8x projected free cash flow and concluded that the intrinsic value was worth double the stock price. The stock is currently trading above our initial target price and thus we have not recently been buyers. However, earnings and cash flow could ratchet up again at the Company if the industrial economy improves in the next two years. This year's award goes to all the Airgas, Inc. employees who have worked diligently in order to turn around an undervalued franchise with great growth potential.

  Willbros Group, Inc. is the most experienced oil & gas pipeline contractor in the world, having installed over 124,000 miles of pipelines in over 50 countries, including extensive experience in remote international markets. Our interest in the stock stemmed from the growing need for energy infrastructure in the world. As a result of a sizable increase in worldwide oil and gas reserve development, growing consumption of natural gas and an increasing interest in reducing dependence upon Middle Eastern oil, demand for new transportation pipelines and other Willbros type services should increase for several years. This business is project driven and is subject to substantial volatility and needs attentive management. When we began researching the stock (during the 1999/2000 winter) it became apparent to us that the Company needed to add more management talent if it was going to capitalize on the long-term opportunity. The Company started down that path by naming Michael Curran (recently promoted to CEO) the President and Chief Operating Officer towards the end of the first 2000 calendar quarter. More talent was brought into the Company during the summer in conjunction with several promotions. We started accumulating a position in the stock around this time. It is worth noting that management's interests are aligned with shareholders. Management and employees own approximately 20% of the outstanding shares (the lion share being in the hands of top executives). The team has done a good job of managing through the latest industry downturn, and the Company is positioned nicely as pipeline miles are expected to double from 27,000 miles to 54,000 miles over the next several years. We continue to hold the stock because of the $2 in earnings power.

  Mike Wright, former Chief Executive Officer of SUPERVALU INC., is our final award recipient. SUPERVALU is another Company that had been on our radar screen for a year before we initiated a position in the stock. This Company is the largest wholesale food distribution company and the 10th largest food retailer in the nation. During 2000, the Company reported negative comparison sales due to competition from Wal-Mart and Meijers as well as self-cannibalization in the store base. To make matters worse, Kmart, a major customer, put their distribution business up for bids towards the end of the year. We met with Mike and his successor Jeffrey Noddle prior to the finalization of the Kmart contract in order to assess if they had reasonable growth initiatives with or without this customer. The Company did lose the Kmart contract because they priced it in order to earn a double-digit return on invested capital. We viewed this as a positive and felt reassured that the Company was driving toward adding shareholder value. Management's alternative plan was implemented and by the end of 2001, the weakness in the retail business subsided and same store sales turned positive. It is quite interesting that SUPERVALU stock doubled off of the bottom, while Kmart has recently filed for bankruptcy.

  The importance of a solid management team underlies all three of the above stories. During strong economic times, it is easy to disguise mistakes or weaknesses in a company's business model. During challenging times, good management teams improve their future firm value by enhancing the future operating margins and market position. It also shows the importance of not ignoring underperforming/unloved stocks with good franchises. We believe that every industry/company has its own unique business cycle, and knowing a stock has inherent value, given the business cycle, is important in determining when to buy and when to sell. This is one of our skill sets, and one of the ways we try to add value as your mutual fund manager. This value added cannot be captured through the ownership of an index fund.

CONCLUSION

  We are quite optimistic that stimulative fiscal and monetary policy will eventually work its usual magic. The exact timing is difficult to call and we have already experienced several false starts. The volatile downturn is not surprising given the strength and duration of the previous upturn. Nonetheless, we do believe the "scary" headlines, such as the Enron scandal, are exactly the type of events that help mark and define "the bottom". The U.S. economy was headed toward a recession well before the events of September 11th, which accelerated the onset of the recession, but we believe that the economy has bottomed. Final demand for goods and services may not be experiencing much pick-up and inventories are lean nearly everywhere, however, businesses will likely begin reordering, thus, sowing the seeds of an eventual recovery. The cyclical bend to the portfolio clearly reflects our conviction in the eventual economic recovery. We continue to add to cyclical technology holdings, largely in software. Aspen Technology, Inc. continues to be the largest software position, as well as, the Fund's largest stock position (see last quarter's shareholder report). Early in 2002 our software holdings were expanded to include: Parametric Technology Corp., JDA Software Group, Inc. and J.D. Edwards & Co. (a new idea). Relatively fresh buys such as Yellow Corp. (trucking), AK Steel Holding Corp., Hearst-Argyle Television, Inc. (advertising) and National-Oilwell, Inc. were added to beef up our existing cyclical exposure in Rockwell International Corp., Kennametal Inc., Georgia Gulf Corp. and Tower Automotive, Inc.

  While our crystal ball is a little fuzzy with respect to the timing of global economic improvement, we have conviction it is in the offing, and have placed our bets and feel that it is better to be early. Finally, we would like to thank James Kitzinger, a terrific value manager in town, for his support during a difficult market and for convincing us to buy Dean Foods Co. in the Fund. Before being purchased by Suiza Foods last year, Dean built a dominant position in the dairy business. After assessing the discount to private market value, we built a position in the Fund; however, we were surprised by the recommendation due to Jim's bias towards barley and hops. Thanks again Jim, and thank you to our shareholders for "hanging in there."

Sincerely,

/s/Richard E. Lane               /s/Glenn W. Primack

Richard E. Lane, C.F.A.          Glenn W. Primack
Portfolio Manager                Portfolio Manager

FMI Focus Fund
STATEMENT OF NET ASSETS
December 31, 2001 (Unaudited)

                                                                     QUOTED
                                                                     MARKET
  SHARES                                                          VALUE (B)<F3>
  ------                                                          -------------
LONG-TERM INVESTMENTS -- 86.9% (A)<F2>
COMMON STOCKS -- 83.0% (A)<F2>

CONSUMER DISCRETIONARY SECTOR -- 9.2%
-------------------------------------
               AUTO COMPONENTS -- 0.8%
    296,000    Tower Automotive, Inc.                             $  2,672,880

               HOUSEHOLD DURABLES -- 1.0%
    110,000    Snap-on Inc.                                          3,702,600

               MEDIA -- 1.8%
    282,800    Entravision
                 Communications Corp.                                3,379,460
     64,500    Insight Communications Co., Inc.                      1,558,320
    365,000    PRIMEDIA Inc.                                         1,587,750
                                                                  ------------
                                                                     6,525,530

               SPECIALTY RETAIL -- 5.6%
    100,000    dELiA*s Corp.                                           620,000
    280,000    Gymboree Corp.                                        3,340,400
    417,200    Jos. A. Bank Clothiers, Inc.                          2,949,604
    400,000    PETsMART, Inc.                                        3,936,000
     62,500    Polo Ralph Lauren Corp.                               1,672,500
    450,000    The Sports Authority, Inc.                            2,565,000
    109,000    Zale Corp.                                            4,564,920
                                                                  ------------
                                                                    19,648,424

CONSUMER STAPLES SECTOR -- 1.5%
-------------------------------
               FOOD & DRUG RETAILING -- 0.6%
    100,500    SUPERVALU INC.                                        2,223,060

               FOOD PRODUCTS -- 0.9%
     45,770    Dean Foods Co.                                        3,121,514

ENERGY SECTOR -- 6.3%
---------------------
               CHEMICALS -- 1.3%
    294,400    Airgas, Inc.                                          4,451,328

               ENERGY EQUIPMENT & SERVICES --5.0%
    120,000    Atwood Oceanics, Inc.                                 4,182,000
    137,000    Grant Prideco, Inc.                                   1,575,500
    102,100    National-Oilwell, Inc.                                2,104,281
    475,250    Pride International, Inc.                             7,176,275
    174,900    Willbros Group, Inc.                                  2,798,400
                                                                  ------------
                                                                    17,836,456

FINANCIALS SECTOR -- 9.1%
-------------------------
               BANKS -- 5.1%
    179,394    Allegiant Bancorp, Inc.                               2,466,668
     98,000    AMCORE Financial, Inc.                                2,190,300
    161,000    Anchor BanCorp Wisconsin, Inc.                        2,856,140
     90,500    Banknorth Group, Inc.                                 2,038,060
     36,200    Blackhawk Bancorp, Inc.                                 336,660
    206,000    First Federal Capital Corp.                           3,234,200
    169,000    Mercantile Bank Corp.                                 2,999,750
     61,500    Prosperity Bancshares, Inc.                           1,659,885
                                                                  ------------
                                                                    17,781,663

               INSURANCE -- 4.0%
    151,000    IPC Holdings, Ltd.                                    4,469,600
    110,500    Old Republic International Corp.                      3,095,105
     82,000    PartnerRe Ltd.                                        4,428,000
     86,200    Trenwick Group Ltd.                                     876,654
     49,000    UnumProvident Corp.                                   1,298,990
                                                                  ------------
                                                                    14,168,349

HEALTHCARE SECTOR -- 2.7%
-------------------------
               EQUIPMENT & SUPPLIES-- 2.1%
    130,000    Molecular Devices Corp.                               2,713,100
    217,000    Sybron Dental Specialties, Inc.                       4,682,860
                                                                  ------------
                                                                     7,395,960

               PROVIDERS & SERVICES -- 0.6%
    453,400    Service Corporation International                     2,262,466

INDUSTRIALS SECTOR -- 20.7%
---------------------------
               AIRLINES -- 1.3%
     80,500    Alaska Air Group, Inc.                                2,342,550
    158,500    Midwest Express Holdings, Inc.                        2,314,100
                                                                  ------------
                                                                     4,656,650

               COMMERCIAL SERVICES
                 & SUPPLIES -- 3.7%
    280,000    Casella Waste Systems, Inc.                           4,146,800
    374,400    Kforce Inc.                                           2,354,976
    335,000    Republic Services, Inc.                               6,689,950
                                                                  ------------
                                                                    13,191,726

               ELECTRICAL EQUIPMENT -- 2.8%
    550,000    Rockwell International Corp.                          9,823,000

               INDUSTRIAL CONGLOMERATES -- 1.9%
    392,200    Joy Global Inc.                                       6,588,960

               MACHINERY -- 7.9%
    152,400    CIRCOR International, Inc.                            2,811,780
    125,000    Flowserve Corp.                                       3,326,250
    132,900    Kennametal Inc.                                       5,351,883
    321,000    Mykrolis Corp.                                        5,136,000
    215,000    Pall Corp.                                            5,172,900
    180,000    Regal-Beloit Corp.                                    3,924,000
     89,800    Robbins & Myers, Inc.                                 2,102,218
                                                                  ------------
                                                                    27,825,031

               MARINE -- 1.5%
    335,000    Royal Caribbean Cruises Ltd.                          5,427,000

               ROAD & RAIL -- 1.6%
    226,000    Yellow Corp.                                          5,672,600

INFORMATION TECHNOLOGY SECTOR -- 23.1%
--------------------------------------
               COMMUNICATIONS EQUIPMENT -- 5.0%
    342,000    ADC Telecommunications, Inc.                          1,573,200
    160,000    Andrew Corp.                                          3,502,400
    150,000    Aware, Inc./MASS                                      1,245,000
    154,000    C-COR.net Corp.                                       2,243,780
     52,000    Channell Commercial Corp.                               169,000
    210,000    Powerwave Technologies, Inc.                          3,628,800
    190,000    Stratos Lightwave, Inc.                               1,168,500
    265,400    Symbol Technologies, Inc.                             4,214,552
                                                                  ------------
                                                                    17,745,232

               CONSULTING & SERVICES -- 1.4%
    204,700    Daisytek International Corp.                          2,695,899
    220,000    Sykes Enterprises, Inc.                               2,054,800
                                                                  ------------
                                                                     4,750,699

               ELECTRONIC EQUIPMENT
                 & INSTRUMENTS -- 1.8%
    185,000    KEMET Corp.                                           3,283,750
     90,000    Newport Corp.                                         1,735,200
     66,139    Vishay Intertechnology, Inc.                          1,289,710
                                                                  ------------
                                                                     6,308,660

               INTERNET SOFTWARE & SERVICES -- 1.2%
    180,000    Interwoven, Inc.                                      1,753,200
    265,000    Openwave Systems Inc.                                 2,594,350
                                                                  ------------
                                                                     4,347,550

               SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 4.8%
    345,000    Asyst Technologies, Inc.                              4,402,200
    250,000    Conexant Systems, Inc.                                3,590,000
    270,000    Entegris Inc.                                         2,959,200
    332,000    Metron Technology N.V.                                2,324,000
    330,000    Zarlink Semiconductor, Inc.                           3,712,500
                                                                  ------------
                                                                    16,987,900

               SOFTWARE -- 8.9%
    700,000    Aspen Technology, Inc.                               11,760,000
    273,000    Documentum, Inc.                                      5,929,560
    301,000    E.piphany, Inc.                                       2,621,710
    254,500    JDA Software Group, Inc.                              5,688,075
    630,000    SignalSoft Corp.                                      2,816,100
    271,000    Ulticom, Inc.                                         2,726,260
                                                                  ------------
                                                                    31,541,705

MATERIALS SECTOR -- 5.3%
------------------------
               CHEMICALS -- 2.9%
    187,500    Georgia Gulf Corp.                                    3,468,750
    340,000    PolyOne Corp.                                         3,332,000
    240,000    RPM, Inc.                                             3,470,400
                                                                  ------------
                                                                    10,271,150

               METALS & MINING -- 0.8%
    250,000    AK Steel Holding Corp.                                2,845,000

               PAPER & FOREST PRODUCTS -- 1.6%
    374,400    Kadant Inc.                                           5,428,800

TELECOMMUNICATION SERVICES SECTOR -- 5.1%
-----------------------------------------
               DIVERSIFIED -- 4.6%
    354,248    Adelphia Communications Corp.                        11,045,453
    230,000    ONI Systems Corp.                                     1,442,100
    162,500    TESSCO Technologies Inc.                              2,786,875
    200,000    UnitedGlobalCom, Inc.                                 1,000,000
                                                                  ------------
                                                                    16,274,428

               WIRELESS -- 0.5%
    103,500    Anaren Microwave, Inc.                                1,792,620
                                                                  ------------
                   Total common stocks                             293,268,941

MUTUAL FUNDS -- 3.9% (A)<F2>
    122,000    iShares S&P SmallCap 600
                 Index Fund                                         13,956,800
                                                                  ------------
                   Total mutual funds                               13,956,800
                                                                  ------------
                   Total long-term investments                     307,225,741

 PRINCIPAL
   AMOUNT                                                         VALUE(B)<F3>
 ---------                                                        ------------
SHORT-TERM INVESTMENTS -- 10.4% (A)
               COMMERCIAL PAPER -- 4.5%
$10,000,000    Galaxy Funding, Inc.,
                 1.85%, due 01/02/02                                 9,999,486
  6,000,000    General Electric Capital Corp.,
                 1.95%, due 01/04/02                                 5,999,025
                                                                  ------------
                   Total commercial paper                           15,998,511

               VARIABLE RATE DEMAND NOTE -- 5.9%
 20,877,394    Firstar Bank U.S.A., N.A.                            20,877,394
                                                                  ------------
                   Total short-term investments                     36,875,905
                                                                  ------------
                   Total investments                               344,101,646
               Cash and receivables, less
                 liabilities -- 2.7% (A)<F2>                         9,380,190
                                                                  ------------
                   Net Assets                                     $353,481,836
                                                                  ------------
                                                                  ------------
                   Net Asset Value Per Share
                     ($0.01 par value 500,000,000
                     shares authorized), offering
                     and redemption price
                     ($353,481,836 / 11,963,006
                     shares outstanding)                          $      29.55
                                                                  ------------
                                                                  ------------

(a)<F2>   Percentages for the various classifications relate to net assets.
(b)<F3> Each security, including securities sold short, but excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Common stocks which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments are valued at amortized cost which approximates quoted market value.

          The Fund may write call options on securities. By writing a call option, and receiving a premium, the Fund may be obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised.

          For the period ending December 31, 2001, the FMI Focus Fund has the following call options:

                                                       # 0f
                                                     Contracts         Cost
                                                     ---------         ----
          Balance at October 1, 2001 (S&P 100)          110          $ 110,830
          Options written (S&P 100)                     340            747,220
          Options exercised                              --                 --
          Options expired (S&P 100)                    (110)          (110,830)
          Options closed (S&P 100)                     (340)          (747,220)
                                                       ----          ---------
          Balance at December 31, 2001                   --          $       0
                                                       ----          ---------
                                                       ----          ---------

                                 FMI FOCUS FUND
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                               BOARD OF DIRECTORS
                                 BARRY K. ALLEN
                                GEORGE D. DALTON
                               PATRICK J. ENGLISH
                             GORDON H. GUNNLAUGSSON
                                 TED D. KELLNER
                                RICHARD E. LANE
                                 PAUL S. SHAIN

                               INVESTMENT ADVISER
                               AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGER
                            BROADVIEW ADVISORS, LLC
                           100 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                   U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Focus Fund unless accompanied or preceded by the Fund's current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.